UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUAANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2022

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

delaware	000-14893	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, new york 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RESEARCH FRONTIERS DIRECTOR GRAHAM SETTLE now focusing on humanitarian efforts in afghanastan and Ukraine

WOODBURY, NY, June 13, 2022. Research Frontiers Inc. announced today the retirement of Board member William Graham Settle effective June 13, 2022. Graham Settle has been a member of the Board since 2020, was the Chairman of its Compensation and Stock Option Committee and was a member of the Company’s Audit and Nominating and Corporate Governance Committees.

Mr. Settle noted: “Serving on Research Frontiers’ Board has given me confidence that our company is on an exciting path to transform how cars, buildings, aircraft and other vehicles and consumer electronics are made and used, and their benefits to the environment and society. My responsibilities to my family and professional life have taken more of my time and energy than I had anticipated when I joined the Research Frontiers Board in 2020. And the demands on my time and concentration escalated when I joined the effort to evacuate and resettle our Afghan allies after the United States withdrew in late August and with humanitarian efforts in Eastern Europe. I started my relationship with Research Frontiers in 1986 when it became a public company. As a long-time shareholder, I am grateful for the opportunity to serve on this Board and plan to continue to be engaged, albeit less formally, with the Company.”

Joseph M. Harary, President and CEO of Research Frontiers noted: “Through the years, and even before becoming a member of our Board of Directors in 2020, Graham has been a steady presence and familiar face at Research Frontiers and in the smart glass industry, and has made valuable contributions to Research Frontiers. While we all will miss having his insights and experience at our Board meetings, we will continue to draw upon his expertise and knowledge through his service on our Advisory Board. When a person has the ability and opportunity to save human lives, we must do everything we can to support that effort.”

For those wishing to learn more about Graham Settle’s humanitarian efforts in Ukraine and Afghanistan and about Operation We Care, please contact Research Frontiers at info@SmartGlass.com.

William Graham Settle

Mr. Settle was first introduced to the Company by its founder, Bob Saxe, in 1986 at the time of Research Frontiers Initial Public Offering, four years after beginning his career on Wall Street with Morgan Stanley/Dean Witter in 1982. His due diligence and involvement over time has led him to make significant investments including direct participation in the Company’s capital raising transactions and purchases in the open market. Mr. Settle became a formal member of Research Frontiers Board of Directors in 2020.

In 1994, Mr. Settle was tapped to manage AT&T Capital’s newly established small and medium enterprise initiative in North and South Carolina. The 1996 acquisition of AT&T Capital marked the beginning of 18 years of foreign operations with a move to Bosnia and Herzegovina to establish the war-torn nation’s first micro-finance institution. Under his leadership, and in partnership with bilateral and multilateral shareholders, the fledgling firm reached profitability and went on to rank #14 in Forbes Top 50.

Mr. Settle continued to serve in the Balkans as Chief of Mission for World Bank Group’s private sector International Finance Corporation (IFC) in Sarajevo and later in Belgrade where he led the in-country liaison for World Bank Group’s diplomatic accreditation and forensic audit of Serbia’s arrears in the prelude to Paris Club negotiations.

After the World Bank Group assignments, Graham Settle’s high-level roles in the Asian Development Bank (ADB) included board membership on investee companies, focal point for all private sector development programs for developing member countries in the Asia and Pacific region and Regional Mission Head of Private Sector Development for Central Asia in Almaty, Kazakhstan.

Mr. Settle was also Senior Advisor to Kazakhstan Independent Directors Association and primary instructor for CFA candidates in Ethics and Professional Standards. In 2012 he was a Founder of the Intelligence By Design Eurasian Training Alliance public-private partnership with SAP, Pearson Education and the Government of Kazakhstan.

Through his participation on special projects for Research Frontiers in Asia, Europe and North America, Graham Settle developed first-hand knowledge of the Company, its technology and the industries it serves, with personal interaction with key SPD emulsion/film and glass licensees and customers around the globe. His international business and government experience and financial and strategic consulting abroad contributed a global perspective to Research Frontiers on these projects, and continue to provide this as a member of the Research Frontiers Board.

Graham Settle was also a founding member of identity theft and cybersecurity firm InfoArmor in 2007. InfoArmor was acquired by All State Insurance in 2018.

After the loss of his wife Amy, Graham took a year-long sabbatical homeschooling his two young children as they traveled to 15 countries in 2017-2018. Mr. Settle also personally sponsored a Bosnian student for university studies in the USA.

Mr. Settle is a Chartered Financial Analyst, completed the US Marine Corps Platoon Leader Course in Quantico, was an AAU Boxing champion, completed the Strategic Negotiations executive program at Harvard University and has an MBA from East Carolina University.

Graham has 18 years of international in-country operational experience in Asia and Pacific, Caucuses and Eurasia, Central Asia, Middle East, Southern, Eastern, and Central Europe.

In addition to his accomplishments in developing countries, Graham Settle has created companies, trained professionals and published and lectured around the globe in multiple disciplines.

Item 5.07 Submission of Matters to a Vote of Security-Holders

The following is a summary of how the 19,618,231 shares were voted at the Annual Meeting of Stockholders of Research Frontiers Incorporated held at the corporation’s headquarters on June 9, 2022 on the various proposals voted upon and adopted at the Annual Meeting.

For the election of Alexander Kaganowicz as a Class II member of the Company’s Board of Directors, 6,497,499 shares voted in favor of election, 1,032,961 shares were withheld, and 12,087,771 shares were Broker Non-Votes.

For the ratification of the appointment of CohnReznick LLP as independent registered accountants of the Company for the fiscal year ending December 31, 2022, 18,764,704 shares were voted in favor of appointment, 436,108 shares were voted against appointment, and 417,419 shares abstained from voting.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated June 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By:	Joseph M. Harary
Title:	President and CEO

Dated: June 13, 2022